UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                    SCHEDULE 14C INFORMATION

         Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check the appropriate box:
 [ ]Preliminary Information Statement
 [ ]Confidential, For Use of the Commission Only (as permitted  by
    Rule 14c-5(d)(2))
 [X]Definitive Information Statement


                         Peru Partners Ltd.
        (Name of Registrant as Specified in Its Charter)



Payment of Filing Fee (Check the appropriate box):
[X]No fee required
[ ]Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:


[ ]Fee paid previously by written preliminary materials.
[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
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     4)  Date Filed:


                       PERU PARTNERS LTD.
                  5800 N. Dodge Avenue Bldg. A
                    Flagstaff, Arizona  86004
                         (928) 526-2275

                    NOTICE OF PROPOSED ACTION
by Written Consent of a Majority of the Outstanding Common Stock
             to be taken on or before March 5, 2002


To the Stockholders of Peru Partners Ltd.:

Notice is hereby given to all stockholders that a majority action of the stockholders (the "Action") of Peru Partners Ltd., a Nevada corporation ("Peru Partners" or the "Company"), will be taken on March 5, 2002, or such sooner date that a majority of the shareholders of the Corporation consent in writing to adopt Amended and Restated Articles of Incorporation for the Company in accordance with Sections 78.315 and 78.320, respectively, of the Nevada Revised Statutes ("NRS"). The majority stockholders collectively own in excess of the required majority of the outstanding voting securities of the Company necessary for the adoption of the action. The proposed Action to be taken by the majority stockholders consists of adopting and approving Amended and Restated Articles of Incorporation, including a change in the name of the Corporation to Agra-Tech Incorporated, increasing the authorized common stock, and authorizing 20,000,000 shares of Preferred Stock, par value $0.001 per share. The change to the Company's Articles of Incorporation will be effected on or before March 5, 2002.

Only  stockholders of record at the close of business on  January
4,   2002  will  be  entitled  to  receipt  of  this  Information
Statement.

WE  ARE  NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT  TO
SEND  US  A  PROXY.   PLEASE DO NOT SEND IN  ANY  OF  YOUR  STOCK
CERTIFICATES AT THIS TIME.

              By   Order  of  the  Board  of Directors


                                   /s/ William Pierson
                                       William Pierson, President


         Approximate date of mailing: February 10, 2002.



                       PERU PARTNERS LTD.
                  5800 N. Dodge Avenue Bldg. A
                    Flagstaff, Arizona  86004
                         (928) 526-2275

                      INFORMATION STATEMENT

              Action by a Majority of Stockholders

The   Board  of  Directors  of  Peru  Partners  Ltd.,  a   Nevada
corporation ("Peru Partners" or the "Company"), is furnishing this Information Statement to the holders of the Common Stock, par value $.001 per share, of the Company in connection with the proposed Action to be taken on or before March 5, 2002, by the holders of a majority of the issued and outstanding shares of the voting Common Stock of the Company, in accordance with Section
78.320 of the Nevada Revised Statutes. The proposed Action consists of adopting and approving Amended and Restated Articles of Incorporation, including a change in the name of the Company to Agra-Tech Incorporated, an increase in the authorized common stock, and the authorization of Preferred Stock. The amendments to the Articles of Incorporation of the Company are being made, in part, to ensure continued control of the Company by the directors and executive management of the Company, which is expected to provide stability to the Company as it moves forward to implement its business plan, and to provide the Company with more flexibility to conduct equity financings.

This Information Statement is first being mailed to stockholders on or about February 10, 2002. Only stockholders of record at the close of business on January 4, 2002, are entitled to notice of the action and to receive this Information Statement.

The Board of Directors and persons owning the majority of the outstanding voting Common Stock of the Company have unanimously adopted and approved resolutions to effect the change to the
Articles  of  Incorporation of the Company.  No other  votes  are required or necessary. See the section of this Information Statement entitled "Vote Required for Approval" below. The Amended and Restated Articles of Incorporation will be filed with the Secretary of State of Nevada and are expected to become effective on or before March 5, 2002.

WE  ARE  NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT  TO
SEND  US  A  PROXY.   PLEASE DO NOT SEND IN  ANY  OF  YOUR  STOCK
CERTIFICATES AT THIS TIME.

                 Dissenters' Rights of Appraisal

The Nevada Revised Statutes do not provide for dissenters' rights of appraisal in connection with the amendment of articles of incorporation.

         Voting Securities and Principal Holders Thereof

The Board of Directors has fixed the close of business on January
4, 2002, as the record date for the determination of the common stockholders entitled to notice of the majority stockholder action by written consent.

On the record date, the Company had 4,930,305 shares of Common Stock, par value $.001, issued and outstanding. The affirmative vote of the holders of a majority of the outstanding shares of the Company is required to adopt and approve the Amended and Restated Articles of Incorporation. The holders of 2,500,000 shares of voting Common Stock, or 50.71% of the Company's outstanding shares on the record date, propose to sign a written consent to take the Action on or before March 5, 2002. This consent will be sufficient, without further stockholder action, to effect the adoption and approval of the Amended and Restated Articles of Incorporation by the Company.

On January 18, 2002, the Company effected an increase in the number of shares of common stock of the Company outstanding on December 21, 2001, on a 10 to 1 basis.

In conjunction with the shareholder Action adopting the Amended and Restated Articles of Incorporation, the Board of Directors intends to adopt Amended and Restated Bylaws of the Company, a copy of which are attached hereto as Exhibit B. No shareholder action is required with respect to the Amended and Restated Bylaws.

 Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of January 4, 2002, certain information known to the Company regarding the beneficial ownership of the Company's Common Stock, par value $.001 per share, as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each stockholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. All of the beneficial owners listed are accessible at 5800 N. Dodge Avenue Bldg. A, Flagstaff, Arizona 86004, the Company's principal offices.

  NAME, ADDRESS, AND TITLE OF          SHARES      PERCENTAGE OF
  STOCKHOLDER                        BENEFICIALLY  CLASS OWNED
                                        OWNED
  J. P. Beehner                       1,250,000      25.35
  P.O. Box 2370 Alvin, TX 77512-
  2370
  Dorothy A. Mortenson  1             1,450,000      29.41
  P.O. Box 5034 Alvin, TX 77512-
  5034
  David Mortenson       2             1,450,000      29.41
  P.O. Box 5034 Alvin, TX 77512-
  5034
  William Pierson, President,          630,305       12.78
  Director              3
  5800 Dodge Ave. Bldg. A,
  Flagstaff, AZ 86004
  Carlos Wall, Director 4               430,305        8.73
  18094 Cherry Tree Lane,
  Suquamish, WA  98392
  Judy Tayler, Secretary,                 0            0
  Treasurer, Director
  1600 Beach Avenue, Suite 707L,
  Vancouver, BC V6G 1Y6
  Canada

  All Executive Officers and            630,305       12.78

  Directors as a Group (3 persons)

1 Includes 1,250,000 shares owned directly by Ms. Mortenson and 200,000 shares owned by her husband, David Mortenson. Ms.
 Mortenson disclaims beneficial ownership of shares owned by her husband.

2 Includes 200,000 shares owned directly by Mr. Mortenson and 1,250,000 shares owned by his wife, Dorothy Mortenson. Mr.
 Mortenson disclaims beneficial ownership of shares owned by his wife.

3 Consists of 200,000 shares directly owned and 430,305 shares owned by Agra-Technologies, Inc., of which Mr. Pierson is president and a director.

4 Consists of 430,305 shares owned by Agra-Technologies, Inc., of which Mr. Wall is a director.

Interest of Certain Persons In or Opposition to Matters to Be Acted Upon

The directors and executive officers of the Company do not have any substantial interest in the matters to be acted upon other than the effect of certain provisions in the proposed Amended and Restated Articles of Amendment that entrench them in their positions and ensure their continued control of the Company. For further discussion of those provisions, please see the section of this Information Statement entitled "Amended and Restated Articles of Incorporation."

                   Vote Required for Approval

The procedure and requirements to effect an amendment to the articles of incorporation of a Nevada corporation are set forth in Section 78.390 of the Nevada Revised Statutes, which provides that proposed amendments must first be adopted by the Board of Directors and then submitted to stockholders for their consideration at an annual or a special meeting and must be approved by a majority of the outstanding voting securities.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at an annual or a special meeting of the stockholders of a Nevada corporation may be taken by written consent in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power as determined on the record date.

The Board of Directors of the Company and stockholders owning and having voting power in excess of 50% of the outstanding voting securities of the Company, as of the record date, have adopted and approved the Amended and Restated Articles of Incorporation. No further votes are required to effect the action.


         Amended and Restated Articles of Incorporation

The Amended and Restated Articles of Incorporation completely supersede the existing Articles of Incorporation of the Company. On December 21, 2001, the Board of Directors of the Company signed resolutions advising the adoption of the Amended and Restated Articles of Incorporation and called for approval by a vote of the stockholders of the Company.

The following is a summary comparison of the major changes to the previous Articles of Incorporation of the Company. A copy of the Amended and Restated Articles of Incorporation are attached to this Information Statement as Exhibit A. Where relevant, a brief discussion is included explaining the purpose of the change and its effect on stockholders, both positive and negative.

The overall effect of the changes to the Articles of Incorporation of the Company is to make more difficult the accomplishment of mergers or the assumption of control by a principal stockholder, and thus to make more difficult the removal of management.

                                            Proposed Amended
                       Current Articles of  and Restated
 Subject Matter of     Incorporation        Articles of
 Change                                     Incorporation

1.  Name of            Article I.  Peru     Article I.  Agra-
corporation            Partners Ltd.        Tech Incorporated

Purpose: To align the name of the Company more closely with its core business.

Effect: There is no effect on shareholders from the change in the name of the Company. The name change will facilitate the Company's shift from selling vitamins through the Internet to research relating to complex minerals, including cinder, and the procurement and processing of such minerals for farming, ranching, agriculture and other agra- business purposes, with the view toward commercializing the processes and products that are developed.


2.  Authorized        Article IV.           Article II, Section
capital               25,000,000 shares of  2.1.  270,000,000
                      common stock, par     total authorized
                      value of $0.001 per   shares, consisting
                      share.                of 250,000,000
                                            shares of common
                                            stock having par
                                            value of $0.001 per
                                            share and 20,000,000
                                            shares of preferred
                                            stock having a par
                                            value of $0.001 per
                                            share.

Purpose: To enable the board of directors to establish classes and series of preferred stock with separate rights and preferences to that of common stock.

Effect: Authorizing the preferred stock provides the board of directors with a mechanism for establishing a separate class of stock with superior rights to that of the common stock of the Company. The issuance of either common or preferred stock may dilute stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution.


3.  Rights and        No authorized         Article II, Section
preferences of the    preferred stock.      2.2.  Board of
preferred stock                             directors granted
                                            the authority to
                                            issue preferred
                                            stock and to fix and
                                            determine and to
                                            amend the voting
                                            powers,
                                            designations,
                                            preferences,
                                            limitations,
                                            restrictions and
                                            relative rights of
                                            the shares,
                                            including such
                                            matters as
                                            dividends,
                                            redemption,
                                            liquidation,
                                            conversion and
                                            voting.
Purpose: To enable the board of directors to determine the rights, preferences, privileges and limitations associated with preferred stock without shareholder approval.

Effect: This is an anti-takeover measure. The board of directors has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The effect may be to dilute the stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution. Blank-check preferred stock can delay or hinder a change in control of the board of directors and management.


4.  Cumulative        Article IV.           Article V.
    voting            Cumulative voting is  Cumulative voting is
                      prohibited at any     prohibited in the
                      election of           election of
                      directors or upon     directors.
                      any other matter.

Purpose: To prevent the ability of a shareholder voting more than one vote per share held when electing directors.

Effect: Remains the same. With cumulative voting, each holder of stock possessing voting power would be entitled to as many votes as equal the number of his or her shares of stock multiplied by the number of directors to be elected. The shareholder would then be able to cast all of his or her votes for a single director or multiple directors. Cumulative voting enables a holder of a substantial minority position entitled to vote to more easily elect a director by voting a larger number of shares than the shareholder actually holds. Cumulative voting in the election of directors will not be permitted. Shareholders of the Company's common stock will be entitled to one vote per share held. Accordingly, the holders of a majority of the common shares, present in person or by proxy, will be able to elect all of the Company's directors. Cumulative voting may, in effect, shift control over the election of directors to a few principal shareholders.


5.  Number of         Article VI.  The      Article VI, Section
directors             number of directors   6.1. The number of
                      shall be not less     directors shall be
                      than one or more      not less than one
                      than five.            nor more than six
                                            directors.
Purpose: To set the number of directors which may comprise the board of directors.

Effect: Increases the maximum authorized number of board members from five to six.


6.  Term of office    Bylaws - Article      Article VI, Section
of directors          Two, Section 2.13.    6.2.  Directors
                      Annual election of    shall be divided
                      all directors.        into three classes,
                                            with each class to
                                            be as nearly equal
                                            in number as
                                            possible, as
                                            specified by
                                            resolution of the
                                            board of directors
                                            or, if the directors
                                            in office constitute
                                            fewer than a quorum
                                            of the board of
                                            directors, by
                                            affirmative vote of
                                            a majority of the
                                            directors in office.
                                            Term of office of
                                            directors is as
                                            follows:

                                                 First Class -
                                            expires at first
                                            annual meeting of
                                            shareholders.

                                                 Second Class -
                                            expires at second
                                            annual meeting of
                                            shareholders.

                                                 Third Class -
                                            expires at third
                                            annual meeting of
                                            shareholders.

                                            Thereafter, the
                                            directors by class
                                            shall hold staggered
                                            terms of three
                                            years.

Purpose: To set the term of office of each director and to stagger the terms of the directors to ensure the continuity of the board of directors and management.

Effect: A staggered board of directors affects every election of directors. The staggered system of electing directors makes it more difficult for shareholders to change the majority of directors even when the only reason for the change may be the performance of the present directors. Changing the majority of directors under the staggered system requires three separate annual meetings, while under the current system of electing directors only one annual meeting is necessary to change all of the of directors. As an anti-takeover measure, the effect is to prevent insurgent shareholders from immediately seizing control of the board of directors, either through stock acquisitions or a proxy contest.

7.  Removal of        Bylaws - Article      Article VI, Section
directors             Two, Section 2.14.    6.3.  Shareholders
                      The entire board of   may remove one or
                      directors or any      more directors with
                      individual director   or without cause,
                      may be removed from   but only at a
                      office by a vote of   special meeting
                      shareholders holding  called for the
                      a majority of the     purpose of removing
                      outstanding shares    the director(s).
                      entitled to vote at
                      an election of
                      directors.

Purpose: To place limitations on removal of a director by shareholders.

Effect: In combination with the prohibition against shareholders calling a special meeting, this provision effectively limits the removal of directors to an annual meeting or board of directors' action. This represents an additional measure to deter a change in control of the Company.


8.  Vacancies on      Bylaws - Article      Article VI, Section
Board of Directors    Two, Section 2.15.    6.4.  The board may
                      Vacancies other than  fill the vacancy,
                      those caused by an    or, if the directors
                      increase in the       in office constitute
                      number of directors   fewer than a quorum,
                      may be filled         they may fill the
                      temporarily by        vacancy by the
                      majority vote of the  affirmative vote of
                      remaining directors,  a majority of all
                      though less than a    directors in office.
                      quorum, or by a sole  The shareholders may
                      remaining director.   fill a vacancy only
                      Vacancies on the      if there are no
                      board of directors,   directors in office.
                      including those
                      caused by an          Bylaws - Section
                      increase in the       3.14.  A director
                      number of directors   elected to fill a
                      shall be filled by    vacancy shall serve
                      the shareholders at   only until the next
                      the next annual       election of
                      meeting or at a       directors by the
                      special meeting       shareholders.
                      called for that
                      purpose. Directors
                      so elected hold
                      office until a
                      qualified successor
                      is elected at a
                      shareholders'
                      meeting.
Purpose:  No material change.

Effect: Prevents shareholders from selecting directors to fill vacancies on the board of directors. This ensures that the board of directors will maintain control over its membership and thereby prevent the removal of management.


9.  Amending Bylaws   Bylaws - Article I,   Article VIII.  Board
                      Section 1.04.  The    has power to adopt,
                      shareholders or       amend or repeal the
                      board of directors,   bylaws of the
                      subject to any        corporation, subject
                      limits imposed by     to the power of the
                      the shareholders,     shareholders to
                      may amend or repeal   amend or repeal the
                      these bylaws and      bylaws.  The
                      adopt new bylaws.     shareholders also
                      All amendments shall  have the power to
                      be upon advice of     amend or repeal
                      counsel as to         bylaws of the
                      legality, except in   corporation and to
                      an emergency.         adopt new bylaws.
Purpose:  No material change.

Effect: Provides the board of directors with the authority to adopt, amend or repeal Bylaws. Directors may effect a change in the Bylaws that could impact the governance of the Company.



10.  Consent in Lieu  Article V.  Any       Article IX, Section
of Meeting of         action required to,   9.1.  Any action
       Shareholders   or that may, be       required or
                      taken without a       permitted to be
                      meeting, without      taken at a
                      prior notice and      shareholders meeting
                      without a vote, if a  may be taken without
                      consent or consents   a meeting, without
                      in writing, setting   prior notice and
                      forth the action so   without a vote, if a
                      taken, shall be       consent or consents
                      signed by the holder  in writing, setting
                      or holders of shares  forth the action
                      having not less than  taken, are signed by
                      the minimum number    the holders of
                      of votes that would   outstanding stock
                      be necessary to take  having not less than
                      such action at a      the minimum number
                      meeting at which the  of votes that would
                      holders of all        be necessary to
                      shares entitled to    authorize or take
                      vote on the action    the action at a
                      were present and      meeting at which all
                      voted.                shares entitled to
                                            vote were present
                                            and voted.
Purpose:  No material change.

Effect: The number of shares necessary to approve a proposal by written consent is that number required by law to authorize a particular action. In most cases to approve an action taken at a shareholders meeting under Nevada corporations law, a majority of the issued and outstanding shares must vote for the action. In cases where less than all of the shareholders may approve an action by written consent, a few principal shareholders may approve an action by written consent that other shareholders oppose.


11.  Number of votes  Bylaws - Article      Article IX, Section
necessary to          III, Section 3.09.    9.2.  The minimum
       approve        The vote of the       number of shares
actions               holders of a          required by law to
                      majority of the       approve the action;
                      shares entitled to    pursuant to NRS
                      vote on the matter    78.320(1)(b), 51% of
                      and represented at a  the shares present
                      meeting at which a    at the meeting must
                      quorum is present     vote "for" the
                      shall be the act of   action.
                      the shareholders'
                      meeting.

Purpose:  No material change.

Effect: Generally, Nevada corporations law as well as the current Articles of Incorporation of the Company require the affirmative vote of a majority of the issued and outstanding common shares to approve an action of the Company by the shareholders.


12.  Special          Bylaws - Article      Article IX, Section
meetings              III, Section 3.14.    9.3.  Special
                      A special meeting of  meetings of the
                      the shareholders may  shareholders of the
                      be called at any      corporation for any
                      time by: (a) the      purpose may be
                      president; (b) the    called at any time
                      board of directors;   by the board of
                      or (c) one or more    directors and not by
                      shareholders holding  any other person(s).
                      in the aggregate one-
                      tenth or more of all
                      the shares entitled
                      to vote at the
                      meeting.

Purpose: Limits the authority to call a special meeting to the board of directors.

Effect: This is an anti-takeover measure. The provision ensures that shareholders are not able to call a special meeting. The effect is to limit the ability of one or more shareholders from bringing matters before the shareholders that may be contrary to the objectives of the board of directors. This limitation, in conjunction with the provisions on staggered elections of directors and removal of directors, prevents shareholders from effecting a change in control.



13.  Quorum for       Bylaws - Article      Article IX, Section
Meetings of           III, Section 3.09.    9.4.  Except as
       Shareholders   The presence, in      required elsewhere
                      person or by proxy,   in the Articles of
                      of the persons who    Incorporation or
                      are entitled to vote  under law, one-third
                      a majority of the     of the votes
                      outstanding voting    entitled to be cast
                      shares on that        on a matter by the
                      matter shall          holders of shares
                      constitute the        that are entitled to
                      quorum necessary for  vote and be counted
                      the consideration of  on the matter shall
                      the matter at a       constitute a quorum
                      shareholders'         of such shares at a
                      meeting.              meeting of
                                            shareholders.

Purpose:   To decrease the number of shares necessary to
constitute a quorum for conducting the business of the Company.

Effect: The ability to form a quorum and hold a shareholder meeting becomes easier because a smaller number of voting shares must be present to convene the meeting.



               Where You Can Find More Information

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

                          Other Matters

A   copy  of  the  proposed  Amended  and  Restated  Articles  of
Incorporation is enclosed herewith as Exhibit A.

                              Dated: January 31, 2002.

                              By Order of the Board of Directors


                              /s/ William Pierson
                              William Pierson, President















                            EXHIBIT A


        [Amended and Restated Articles of Incorporation]


         AMENDED AND RESTATED ARTICLES OF INCORPORATION

                               OF

                     AGRA-TECH INCORPORATED



The  undersigned  hereby adopts as its  chartering  document these Amended and Restated Articles of Incorporation.

                            ARTICLE I

     The name of the corporation is "Agra-Tech Incorporated".

                           ARTICLE II

     2.1. Authorized Capital

      The  total  number  of  shares  that  this  corporation  is authorized  to  issue is 270,000,000, consisting  of  250,000,000 shares of Common Stock having a par value of $0.001 per share and

20,000,000 shares of Preferred Stock having a par value of $0.001

per  share.   The  Common  Stock is subject  to  the  rights  and

preferences of the Preferred Stock as set forth below.

     2.2. Issuance of Preferred Stock by Class and in Series

      The Preferred Stock may be issued from time to time in  one or more classes and one or more series within such classes in any manner  permitted by law and the provisions of these Articles  of

Incorporation, as determined from time to time by  the  Board  of

Directors  and stated in the resolution or resolutions  providing for its issuance, prior to the issuance of any shares.  The Board of Directors shall have the authority to fix and determine and to amend  the  designation,  preferences, limitations  and  relative rights of the shares (including, without limitation, such matters as  dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established.

Unless   otherwise  specifically  provided  in   the   resolution

establishing  any class or series, the Board of  Directors  shall further  have the authority, after the issuance of  shares  of  a class  or  series whose number it has designated,  to  amend  the resolution  establishing such class or  series  to  decrease  the number  of  shares  of that class or series, but  not  below  the number of shares of such class or series then outstanding.

                           ARTICLE III

      The  purpose  of  this corporation  is  to  engage  in  any business, trade or activity that may lawfully be conducted  by  a corporation  organized  under the law  of  the  state  of  Nevada

(hereinafter,  "applicable corporate law") and to engage  in  any and  all  such activities as are incidental or conducive  to  the attainment of the foregoing purpose or purposes.

                           ARTICLE IV

      Except  as  may  be authorized pursuant to Section  2.2  of

Article  II,  no  preemptive rights shall exist with  respect  to shares of stock or securities convertible into shares of stock of this corporation.

                            ARTICLE V

      The  right  to cumulate votes in the election of  Directors shall  not  exist  with  respect  to  shares  of  stock  of  this corporation.

                           ARTICLE VI

     6.1. Number of Directors

      The  Board of Directors shall be composed of not less  than one  nor  more  than six Directors.  Except with respect  to  the initial Director, the specific number of Directors shall  be  set by  resolution of the Board of Directors or, if the Directors  in

office  constitute fewer than a quorum of the Board of Directors,

by  the  affirmative vote of a majority of all the  Directors  in

office.   The  number  of Directors of this  corporation  may  be

increased  or decreased from time to time in the manner  provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

     6.2. Classification of Directors

     The Directors shall be divided into three classes, with each class  to  be as nearly equal in number as possible, as specified by  resolution of the Board of Directors or, if the Directors  in

office  constitute fewer than a quorum of the Board of Directors,

by  the  affirmative vote of a majority of all the  Directors  in office.  The term of office of Directors of the first class shall expire  at  the first annual meeting of shareholders after  their

election.   The term of office of Directors of the  second  class

shall  expire at the second annual meeting after their  election.

The  term of office of Directors of the third class shall  expire at the third annual meeting after their election.  At each annual meeting after such classification, a number of Directors equal to the  number of the class whose term expires at the time  of  such

meeting  shall  be  elected  to  hold  office  until  the   third

succeeding  annual meeting.  Absent his or her death, resignation or  removal,  a  Director shall continue  to  serve  despite  the expiration  of  the Director's term until his  or  her  successor shall  have  been  elected and qualified  or  until  there  is  a decrease in the number of Directors.

     6.3. Removal of Directors

      The  shareholders may remove one or more Directors with  or without  cause,  but  only at a special meeting  called  for  the purpose  of  removing the Director or Directors, and the  meeting notice  must  state that the purpose, or one of the purposes,  of the meeting is removal of the Director or Directors.

     6.4. Vacancies on Board of Directors

      If a vacancy occurs on the Board of Directors, including  a vacancy  resulting from an increase in the number  of  Directors,

the Board of Directors may fill the vacancy, or, if the Directors in  office  constitute  fewer than  a  quorum  of  the  Board  of

Directors, they may fill the vacancy by the affirmative vote of a majority  of  all the Directors in office.  The shareholders  may fill a vacancy only if there are no Directors in office.



                           ARTICLE VII

      This corporation reserves the right to amend or repeal  any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the applicable corporate law,  and the rights of the shareholders of this corporation  are granted subject to this reservation.

                          ARTICLE VIII

      The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation, subject to the power of

the   shareholders   to  amend  or  repeal  such   Bylaws.    The

shareholders  shall also have the power to amend  or  repeal  the

Bylaws of this corporation and to adopt new Bylaws.

                           ARTICLE IX

     9.1. Shareholder Actions

     Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a

shareholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     9.2. Number of Votes Necessary to Approve Actions

      Whenever  applicable corporate law permits a  corporation's articles  of  incorporation to specify that a  lesser  number  of shares  than would otherwise be required shall suffice to approve an action by shareholders, these Articles of Incorporation hereby specify  that  the number of shares required to approve  such  an action shall be such lesser number.

     9.3. Special Meetings of Shareholders

      So  long  as this corporation is a public company,  special meetings  of the shareholders of the corporation for any  purpose may  be  called at any time by the Board of Directors or, if  the

Directors  in office constitute fewer than a quorum of the  Board of  Directors, by the affirmative vote of a majority of  all  the

Directors in office, but such special meetings may not be  called by any other person or persons.

     9.4. Quorum for Meetings of Shareholders.

      Except with respect to any greater requirement contained in these Articles of Incorporation or the applicable corporate  law,

one-third  of  the votes entitled to be cast on a matter  by  the holders of shares that, pursuant to the Articles of Incorporation or  the  applicable corporate law, are entitled to  vote  and  be counted  collectively upon such matter, represented in person  or by  proxy, shall constitute a quorum of such shares at a  meeting of shareholders.

                            ARTICLE X

      To  the  full extent that applicable corporate law,  as  it exists  on  the date hereof or may hereafter be amended,  permits the  limitation  or  elimination of  the  personal  liability  of

Directors, a Director of this corporation shall not be liable  to this  corporation  or its shareholders for monetary  damages  for conduct  as  a  Director.  Any amendments to or  repeal  of  this

Article X shall not adversely affect any right or protection of a

Director of this corporation for or with respect to any  acts  or omissions  of such Director occurring prior to such amendment  or repeal.

                           ARTICLE XI

     11.1.     Indemnification.

      The  corporation shall indemnify its directors to the  full extent permitted by applicable corporate law now or hereafter  in force.  However, such indemnity shall not apply if  the  director did  not  (a)  act  in  good faith and in a manner  the  director reasonably believed to be in or not opposed to the best interests of  the  corporation, and (b) with respect to any criminal action or  proceeding,  have reasonable cause to believe the  director's conduct was unlawful.  The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

     11.2.     Authorization.

      The Board of Directors may take such action as is necessary to  carry  out  these  indemnification  and  expense  advancement provisions.  It is expressly empowered to adopt,

  approve,  and amend from time to time such Bylaws, resolutions,

contracts,  or  further indemnification and  expense  advancement arrangements  as  may  be  permitted by law,  implementing  these

provisions.   Such  Bylaws,  resolutions,  contracts  or  further

arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

     11.3.     Insurance.

     The corporation shall have the power, exercised by authority of  the Board of Directors, to purchase and maintain insurance on behalf  of  any  person to whom indemnity is provided  under  and

through  this  Article  XI  to  the  full  extent  permitted   by

applicable corporate law now or hereafter in force.

     11.4.     Effect of Amendment.

      No  amendment or repeal of this Article shall apply  to  or

have   any  effect  on  any  right  to  indemnification  provided hereunder  with respect to acts or omissions occurring  prior  to such amendment or repeal.

                           ARTICLE XII

      These Amended and Restated Articles of Incorporation  shall become effective upon filing.



      IN  WITNESS  WHEREOF,  the  undersigned  President  of  the corporation,  for the purpose of amending and restating  Articles of  Incorporation of Peru Partners, Ltd., hereby makes, files and records  this Amended and Restated Articles of Incorporation  and certifies that it is the act and deed of the corporation and that the facts stated herein are true.


Dated this ___ day of ___________, 2002.




William J. Pierson, President








                            EXHIBIT B


                    [Amended and Restated Bylaws]

                   Amended and Restated Bylaws of
                       AGRA-TECH INCORPORATED
                             March 2002

Table of Contents

SECTION 1 - OFFICES                                        4

SECTION 2 - SHAREHOLDERS                                   4
     2.1  Annual Meeting                                   4
     2.2  Special Meetings                                 4
     2.3  Meetings by Communications Equipment             4
     2.4  Date, Time and Place of Meetings                 4
     2.5  Notice of Meeting                                4
     2.6  Waiver of Notice                                 5
     2.7  Fixing of Record Date for Determining
          Shareholders                                     5
     2.8  Voting Record                                    6
     2.9  Quorum                                           6
     2.10 Manner of Acting                                 6
     2.11 Proxies                                          7
     2.12 Voting Shares                                    7
     2.13 Voting for Directors                             7
     2.14 Action by Shareholders Without a Meeting         7

SECTION 3 - BOARD OF DIRECTORS                             7
     3.1  General Powers                                   8
     3.2  Number, Classification and Tenure                8
     3.3  Annual and Regular Meetings                      8
     3.4  Special Meetings                                 9
     3.5  Meetings by Communications Equipment             9
     3.6  Notice of Special Meetings                       9
          3.6.1     Personal Delivery                      9
          3.6.2     Delivery by Mail                       9
          3.6.3     Delivery by Private Carrier            9
          3.6.4     Facsimile Notice                      10
          3.6.5     Delivery by Telegraph                 10
          3.6.6     Oral Notice                           10
     3.7  Waiver of Notice                                10
          3.7.1     In Writing                            10
          3.7.2     By Attendance                         10
     3.8  Quorum                                          10
     3.9  Manner of Acting                                11
     3.10 Presumption of Assent                           11
     3.11 Action by Board or Committees Without a Meeting 11
     3.12 Resignation                                     11
     3.13 Removal                                         12
     3.14 Vacancies                                       12
     3.15 Executive and Other Committees                  12
          3.15.1     Creation of Committees               12
          3.15.2     Authority of Committees              12
          3.15.3     Minutes of Meetings                  13
          3.15.4     Removal                              13
     3.16 Compensation                                    13

SECTION 4 - OFFICERS                                      13
     4.1  Appointment and Term                            13
     4.2  Resignation                                     13
     4.3  Removal                                         14
     4.4  Contract Rights of Officers                     14
     4.5  Chairman of the Board                           14
     4.6  President                                       14
     4.7  Vice President                                  14
     4.8  Secretary                                       14
     4.9  Treasurer                                       15
     4.10 Salaries                                        15

SECTION 5 - CONTRACTS, LOANS, CHECKS AND DEPOSITS         15
     5.1  Contracts                                       15
     5.2  Loans to the Corporation                        15
     5.3  Checks, Drafts, Etc.                            15
     5.4  Deposits                                        16

SECTION 6 - CERTIFICATES FOR SHARES AND THEIR TRANSFER    16
     6.1  Issuance of Shares                              16
     6.2  Certificates for Shares                         16
     6.3  Stock Records                                   16
     6.4  Restriction on Transfer                         16
     6.5  Transfer of Shares                              17
     6.6  Lost or Destroyed Certificates                  17

SECTION 7 - BOOKS AND RECORDS                             17

SECTION 8 - ACCOUNTING YEAR                               18

SECTION 9 - SEAL                                          18

SECTION 10 - INDEMNIFICATION                              18
     10.1 Right to Indemnification                        18
     10.2 Restrictions on Indemnification                 19
     10.3 Advancement of Expenses                         19
     10.4 Right of Indemnitee to Bring Suit               19
     10.5 Nonexclusivity of Rights                        20
     10.6 Insurance, Contracts and Funding                20
     10.7 Identification of Employees and Agents of the
          Corporation                                     20
     10.8 Persons Serving Other Entities                  20

SECTION 11 - LIMITATION OF LIABILITY                      21

SECTION 12 - AMENDMENTS                                   21

                       SECTION 1.  OFFICES

      The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors ("Board") may designate. The corporation may have such other offices as the Board may designate or as the business of the corporation may require.

                    SECTION 2.  STOCKHOLDERS

2.1  Annual Meeting

     The annual meeting of the stockholders to elect directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the corporation's fiscal year, such date and time to be determined by the Board.

2.2  Special Meetings

      Special meetings of the stockholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the directors in office, but such special meetings may not be called by any other person or persons.

2.3  Meetings by Communications Equipment

     Stockholders may participate in any meeting of the stockholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

2.4  Date, Time and Place of Meeting

     Except as otherwise provided in these Bylaws, all meetings of stockholders, including those held pursuant to demand by stockholders, shall be held on such date and at such time and place designated by or at the direction of the Board.

2.5  Notice of Meeting

     Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary to each stockholder entitled to notice of or to vote at the meeting not less than 10 nor more than 60 days before the meeting, except that notice of a meeting to act on a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the corporation's assets other than in the regular course of business, or the dissolution of the corporation shall be given not less than 20 or more than 60 days before such meeting. If an annual or special stockholders' meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, notice of the adjourned meeting must be given to stockholders entitled to notice of or to vote as of the new record date.

     Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice. If those forms of written notice are impractical in the view of the Board, the Chairman of the Board, the President or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the corporation's principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the stockholder at such stockholder's address as it appears in the corporation's current record of stockholders. Notice given in any other manner shall be deemed effective when dispatched to the stockholder's address, telephone number or other number appearing on the records of the corporation. Any notice given by publication as herein provided shall be deemed effective five days after first publication.

2.6  Waiver of Notice

       Whenever any notice is required to be given by an stockholder under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law, a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any stockholder by attendance in person or by proxy, unless such stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

2.7  Fixing of Record Date for Determining Stockholders

      For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to receive payment of any dividend, or in order to make a determination of stockholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 60 days, and, in case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to stockholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is set for the determination of stockholders entitled to receive payment of any stock, dividend or distribution (other than one involving a purchase, redemption or other acquisition of the corporation's shares), the record date shall be the date the Board authorizes the stock dividend or distribution.

2.8  Voting Record

      At least 10 days before each meeting of stockholders, an alphabetical list of the stockholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares, with the address of and number of shares held by each stockholder. This record shall be kept at the principal office of the corporation for 10 days prior to such meeting, and shall be kept open at such meeting, for inspection by any stockholder or any stockholder's agent or attorney.

2.9  Quorum

      Except with respect to any greater requirement contained in the Articles of Incorporation or the Nevada Private Corporations Law, one-third of the votes entitled to be cast on a matter by the holders of shares, pursuant to the Articles of Incorporation or the Nevada Private Corporations Law, entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders. If less than the required number of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.10 Manner of Acting

      If a quorum is present, action on a matter other than the election of directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Articles of Incorporation or the Nevada Private Corporations Law requires a greater number of affirmative votes. Whenever the Nevada Private Corporations Law permits a corporation's bylaws to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by stockholders, these Bylaws hereby specify that the number of shares required to approve such an action shall be such lesser number.

2.11 Proxies

      A stockholder may vote by proxy executed in writing by the stockholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid 6 months after the date of its execution, unless it is coupled with an interest or as otherwise provided in the proxy by the stockholder. A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment.

2.12 Voting Shares

      Except as provided in the Articles of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of stockholders shall be entitled to one vote upon such matter.

2.13 Voting for Directors

      Each stockholder entitled to vote in an election of directors may vote, in person or by proxy, the number of shares owned by such stockholder for as many persons as there are directors to be elected and for whose election such stockholder has a right to vote. Stockholders shall not have the right to cumulate their votes. Unless otherwise provided in the Articles of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of directors to be elected.

2.14 Action by Stockholders Without a Meeting

      Any action that may be or is required to be taken at a meeting of the stockholders may be taken without a meeting if one or more written consents describing the action taken shall be signed by stockholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. The Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If not otherwise fixed by the Board, the record date for determining stockholders entitled to take action without a meeting is the date the first stockholder consent is delivered to the corporation. A stockholder may withdraw a consent only by delivering a written notice of withdrawal to the corporation prior to the time that consents sufficient to authorize taking the action have been delivered to the corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent. A written consent is not effective to take the action referred to in the consent unless, within 60 days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the corporation. Unless the consent specifies a later effective date, actions taken by written consent of the stockholders are effective when (a) consents sufficient to authorize taking the action are in the possession of the corporation and (b) the period of advance notice required by the Articles of Incorporation to be given to any nonconsenting or nonvoting stockholders has been satisfied. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the stockholders.

                 SECTION 3.  BOARD OF DIRECTORS

3.1  General Powers

      All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law.

3.2  Number, Classification and Tenure

      The Board of Directors shall be composed of not less than one nor more than six directors. The specific number of directors shall be set by resolution of the Board of Directors or, if the directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the directors in office. The number of directors of this corporation may be increased or decreased from time to time in the manner provided by the Articles of Incorporation, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board or, if the directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the directors in office. The term of office of directors of the first class shall expire at the first annual meeting of stockholders after their election. The term of office of directors of the second class shall expire at the second annual meeting after their election. The term of office of directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of directors.
directors need not be stockholders of the corporation or residents of the state of Nevada, and need not meet any other qualifications.

3.3  Annual and Regular Meetings

      An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of stockholders. The Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

3.4  Special Meetings

     Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one-third or more of the directors in office and, in the case of any special meeting of any committee designated by the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding a special Board or committee meeting called by them.

3.5  Meetings by Communications Equipment

      Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

3.6  Notice of Special Meetings

      Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting.

     3.6.1     Personal Delivery

     If notice is given by personal delivery, the notice shall be delivered to a director at least two days before the meeting.

     3.6.2     Delivery by Mail

      If notice is delivered by mail, the notice shall be deposited in the official government mail at least five days before the meeting, properly addressed to a director at his or her address shown on the records of the corporation, with postage thereon prepaid.

     3.6.3     Delivery by Private Carrier

      If notice is given by private carrier, the notice shall be dispatched to a director at his or her address shown on the records of the corporation at least three days before the meeting.

     3.6.4     Facsimile Notice

      If a notice is delivered by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be dispatched at least two days before the meeting to a director at his or her telephone number or other number appearing on the records of the corporation.

     3.6.5     Delivery by Telegraph

      If notice is delivered by telegraph, the notice shall be delivered to the telegraph company for delivery to a director at his or her address shown on the records of the corporation at least three days before the meeting.

     3.6.6     Oral Notice

     If notice is delivered orally, by telephone or in person, the notice shall be personally given to the director at least two days before the meeting.

3.7  Waiver of Notice

     3.7.1     In Writing

      Whenever any notice is required to be given to any director under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

     3.7.2     By Attendance

     A director's attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting.

3.8  Quorum

     A majority of the number of directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but if less than a majority are present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. A majority of the number of directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but if less than a majority are present at a meeting, a majority of such directors present may adjourn the committee meeting from time to time without further notice.

3.9  Manner of Acting

     If a quorum is present when the vote is taken, the act of the majority of the directors present at a Board or committee meeting shall be the act of the Board or such committee, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law.

3.10 Presumption of Assent

     A director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the director objects at the beginning of the meeting, or promptly upon the director's arrival, to holding the meeting or transacting any business at such meeting, (b) the director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the director delivers written notice of the director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

3.11 Action by Board or Committees Without a Meeting

      Any action that could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by all of the directors or by all of the committee members either before or after the action is taken and delivered to the corporation. Action taken by written consent of directors without a meeting is effective when the last director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.12 Resignation

      Any director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee, or written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.13 Removal

      At a meeting of stockholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Articles of Incorporation permits removal for cause only) by the holders of the shares entitled to elect the director or directors whose removal is sought if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director.

3.14 Vacancies

      If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of directors, the Board may fill the vacancy, or, if the directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the directors in office. The stockholders may fill a vacancy only if there are no directors in office. A director elected to fill a vacancy shall serve only until the next election of directors by the stockholders.

3.15 Executive and Other Committees

     3.15.1    Creation of Committees

     The Board, by resolution adopted by the greater of a majority of the directors then in office and the number of directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, the Articles of Incorporation, these Bylaws and applicable law. Each committee must have one or more members, and the Board may designate one or more directors as alternate members who may replace any absent or disqualified member at any committee meeting, with all such members and alternate members to serve at the pleasure of the Board.

     3.15.2    Authority of Committees

     Each Committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to: (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the Articles of Incorporation or the Nevada Private Corporations Law to be submitted to stockholders for approval or (ii) adopt, amend or repeal any bylaw of the corporation.


     3.15.3    Minutes of Meetings

      All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

     3.15.4    Removal

      The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of directors then in office and the number of directors required to take action in accordance with these Bylaws.

3.16 Compensation

      By Board resolution, directors and committee members may be paid either expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as director or a committee member, or a combination of the foregoing. No such payment shall preclude any director or committee member from serving the corporation in any other capacity and receiving compensation therefore.

                      SECTION 4.  OFFICERS

4.1  Appointment and Term

      The officers of the corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term "executive officer" shall mean the President, the chief financial officer and any other officer designated by the Board as an executive officer. The Board or the President may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

4.2  Resignation

      Any officer may resign at any time by delivering written notice to the corporation. Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

4.3  Removal

     Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

4.4  Contract Rights of Officers

      The appointment of an officer does not itself create contract rights.

4.5  Chairman of the Board

      If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and stockholders unless another officer is appointed or designated by the Board of Directors or Chairman of such meetings.

4.6  President

      The President shall be the chief executive officer of the corporation, unless some other officer is so designated by the Board, shall preside over meetings of the Board and stockholders in the absence of a Chairman of the Board, and, subject to the Board's control, shall supervise and control all the assets, business and affairs of the corporation. In general, the President shall perform all duties incident to the office of
President and such other duties as are prescribed by the Board from time to time. If no Secretary has been appointed, the
President shall have responsibility for the preparation of minutes of meetings of the Board and stockholders and for authentication of the records of the corporation.

4.7  Vice President

      In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

4.8  Secretary

      The Secretary shall be responsible for preparation of minutes of the meetings of the Board and stockholders, maintenance of the corporation's records and stock registers, and authentication of the corporation's records, and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.9  Treasurer

      The Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.10 Salaries

      The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

        SECTION 5.  CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1  Contracts

     The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

5.2  Loans to the Corporation

      No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

5.3  Checks, Drafts, Etc.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

5.4  Deposits

     All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may authorize.

     SECTION 6.  CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1  Issuance of Shares

      No shares of the corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

6.2  Certificates for Shares

     Certificates representing shares of the corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

6.3  Stock Records

      The stock transfer books shall be kept at the principal office of the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4  Restriction on Transfer

      Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS
     COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS
     CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

6.5  Transfer of Shares

     The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

6.6  Lost or Destroyed Certificates

      In the case of a lost, destroyed or damaged certificate, a new certificate may be issued in its place upon such terms and indemnity to the corporation as the Board may prescribe.

                  SECTION 7.  BOOKS AND RECORDS

     The corporation shall:

     (a) Keep as permanent records minutes of all meetings of its stockholders and the Board, a record of all actions taken by the stockholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the corporation.

     (b) Maintain appropriate accounting records.

     (c) Maintain a record of its stockholders, in a form that permits preparation of a list of the names and addresses of all stockholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation.

     (d) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

     (e) Keep a copy of the following records at its principal office:

               1.   the Articles of Incorporation and all
          amendments thereto as currently in effect;
               2. these Bylaws and all amendments thereto as currently in effect;
               3. the minutes of all meetings of stockholders and records of all action taken by stockholders without a meeting, for the past three years;
               4. the corporation's financial statements for the past three years;
               5. all written communications to stockholders generally within the past three years;
               6. a list of the names and business addresses of the current directors and officers; and
               7. the most recent annual report delivered to the Nevada Secretary of State.

                   SECTION 8.  ACCOUNTING YEAR

     The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected by the Board for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected.

                        SECTION 9.  SEAL

     The Board may provide for a corporate seal that shall consist of the name of the corporation, the state of its incorporation, and the year of its incorporation.

                  SECTION 10.  INDEMNIFICATION

10.1 Right to Indemnification

     Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter "proceedings"), by reason of the fact that he or she is or was a director or officer of the corporation or, that being or having been such a director or officer of the corporation, he or she is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereafter an "indemnitee"), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as such a director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation against all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses (including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer of the Company or a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Except as provided in subsection 10.4 of this Section with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Section shall be a contract right.

10.2 Restrictions on Indemnification

     No indemnification shall be provided to any such indemnitee for acts or omissions of the indemnitee (a) if the indemnitee did not (i) act in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) with respect to any criminal action or proceeding, have reasonable cause to believe the indemnitee's conduct was unlawful or (b) if the corporation is otherwise prohibited by applicable law from paying such indemnification. Notwithstanding the foregoing, if Section 78.7502 or any successor provision of the Nevada Private Corporations Law is hereafter amended, the restrictions on indemnification set forth in this subsection 10.2 shall be as set forth in such amended statutory provision.

10.3 Advancement of Expenses

     The right to indemnification conferred in this Section shall include the right to be paid by the corporation the expenses reasonably incurred in defending any proceeding in advance of its final disposition (hereinafter an "advancement of expenses"). An advancement of expenses shall be made upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified.

10.4 Right of Indemnitee to Bring Suit

     If a claim under subsection 10.1 or 10.3 of this Section is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of the undertaking, the indemnitee shall be entitled to be paid also the expense of litigating such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, when the required undertaking has been tendered to the corporation) and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled.

10.5 Nonexclusivity of Rights

     The right to indemnification and the advancement of expenses conferred in this Section shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of the corporation, general or specific action of the Board or stockholders, contract or otherwise.

10.6 Insurance, Contracts and Funding

     The corporation may maintain insurance, at its expense, to protect itself and any director, officer, partner, trustee, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the corporation would have the authority or right to indemnify such person against such expense, liability or loss under the Nevada Private Corporations Law or other law. The corporation may enter into contracts with any director, officer, partner, trustee, employee or agent of the corporation in furtherance of the provisions of this section and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.

10.7 Indemnification of Employees and Agents of the Corporation

     In addition to the rights of indemnification set forth in subsection 10.1, the corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the corporation (a) with the same scope and effect as the provisions of this Section with respect to indemnification and the advancement of expenses of directors and officers of the corporation; (b) pursuant to rights granted or provided by the Nevada Private Corporations Law; or (c) as are otherwise consistent with the law.

10.8 Persons Serving Other Entities

     Any person who, while a director or officer of the corporation, is or was serving (a) as a director, officer, employee or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan or other enterprise of which the corporation or a majority owned subsidiary of the corporation is a general partner or has a majority ownership shall conclusively be deemed to be so serving at the request of the corporation and entitled to indemnification and the advancement of expenses under subsections 10.1 and 10.3 of this Section.

              SECTION 11.  LIMITATION OF LIABILITY

     To the full extent that the Nevada Private Corporations Law, as they exist on the date hereof or may hereafter be amended, permit the limitation or elimination of the liability of any person who would be considered an indemnitee under subsection
10.1 of Section 10, an indemnitee of the Company shall not be liable to the Company or its stockholders for monetary damages for conduct in the capacity based upon which such person is considered an indemnitee. Any amendments to or repeal of this
Section 11 shall not adversely affect any right or protection of any indemnitee of the Company for or with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

                     SECTION 12.  AMENDMENTS

      These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the stockholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The stockholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the stockholders.

The foregoing Bylaws were adopted by the Board on March 5, 2002.




                              Print Name:    Judy Tayler
                              Title:         Secretary